KEMPER CLASSIC GROWTH FUND
                                -----------------

                          KEMPER GLOBAL DISCOVERY FUND
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                                KEMPER VALUE FUND
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                           SUPPLEMENT TO PROSPECTUSES
                              DATED APRIL 16, 1998

         The following text replaces the section entitled "Purchase of Shares - Special Promotion" in each Fund's prospectus:

Special Promotion

         From July 1, 1998 until December 31, 1998 ("Special Offering Period"), KDI, the principal underwriter for the Kemper Shares, intends to reallow to dealers the full applicable sales charge with respect to Class A shares of the Fund purchased during the Special Offering Period (not including shares purchased at net asset value). KDI also intends to pay firms an additional commission of 0.50% with respect to Class B shares of the Fund purchased during the Special Offering Period, not including shares purchased in connection with exchanges or other transactions for which commissions are not paid.


June 30, 1998